UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2020
 Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02 Results of Operations and Financial Condition

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 5, 2020, Protective Insurance Corporation (the “Company”) issued a press release announcing the results of its operations for the quarter ended March 31, 2020.  The Company also posted the press release, with additional financial and operating information for the quarter ended March 31, 2020, to its website.  A copy of the press release, including such additional financial and operating information, is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 2.02 as if fully set forth herein.

Throughout its press release and in the conference call to discuss the results of its operations for the first quarter of 2020, the Company presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).
The Company’s management uses the term income (loss) from core business operations, a non-GAAP financial measure, which is defined as income (loss) before federal income tax expense (benefit) excluding pre-tax realized and unrealized investment gains and losses.  This financial measure is used to evaluate the Company’s operating performance.  It separates out the recognition of realized investment gains and losses, and occurrence of unrealized gains and losses, that are often driven by market changes in security valuations versus operating decisions.  The Company believes equity analysts exclude gains and losses on investments in their analysis of the Company’s results.
The combined ratios and the components thereof, as presented herein, are commonly used in the property/casualty insurance industry and are applied to the Company’s GAAP underwriting results.
Item 9.01  Financial Statements and Exhibits
(d)	Exhibits.
99.1  Protective Insurance Corporation press release dated May 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

May 5, 2020                                                                      By:    /s/ Jeremy D. Edgecliffe-Johnson
          Jeremy D. Edgecliffe-Johnson,
          Chief Executive Officer